Mariner Hyman Beck Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: MHBIX)

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Supplement dated November 28, 2012

to the Prospectus and Statement of Additional Information (“SAI”) dated December 16, 2011

The following supersedes any contrary information contained in the current Prospectus or the Fund’s SAI.

The term of the operating expense limitation agreement between the Mariner Hyman Beck Fund (the “Fund”) and RJO Investment Management, LLC (the “Advisor”) has been extended through March 31, 2013.  All references to the operating expense limitation agreement included in the Prospectus and SAI are hereby amended accordingly.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares, Class A shares and Class C shares dated December 16, 2011, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-542-4MHB (4642).